UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 7, 2007
INDYMAC BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08972 (Commission File Number)	95-3983415 (IRS Employer Identification No.)
888 East Walnut Street, Pasadena, California 91101-7211
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     This information, furnished under this “Item 7.01. Regulation FD Disclosure,” is intended to be furnished pursuant to Regulation FD (17 CFR243.100-243.103) and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.
     On September 7, 2007, Michael W. Perry, Chairman and Chief Executive Officer of IndyMac Bancorp, Inc. (the “Company”), will be hosting an investor meeting for members of the equity financial community at the Company’s Mortgage Banking Headquarters in Pasadena, California. A copy of the presentation is furnished as Exhibit 99.1. A live webcast of the presentation will be available via the Company’s home page at www.imb.com.
Item 9.01. Financial Statements and Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	IndyMac Bancorp, Inc. corporate update for the investor meeting in Pasadena, California, September 7, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
	By:	/s/ A. Scott Keys
A. Scott Keys
Date: September 7, 2007		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	IndyMac Bancorp, Inc. corporate update for the investor meeting in Pasadena, California, September 7, 2007.